UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

ALLARITY THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

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24 School Street, 2nd Floor
Boston, Massachusetts 02108

Proxy Statement Supplement

January 23, 2023

On December 6, 2022, Allarity Therapeutics, Inc. (the “Company”) filed its definitive proxy statement (the “Proxy Statement”) and related form of proxy card for the 2023 Annual Meeting of Stockholders to be held virtually on Thursday, January 19, 2023 (“Annual Meeting”) with the Securities and Exchange Commission (the “SEC”). On or about December 9, 2022, the Notice of Internet Availability of Proxy Materials were mailed to our stockholders of record as of December 6, 2022. The Company is providing this supplement to update the Proxy Statement in light of recent events as described below and in the Current Report on Form 8-Ks filed with the SEC in connection with such events (“Recent Events”). The Company filed Current Reports on Form 8-K with the SEC on January 18, 2023, January 19, 2023, January 20, 2023 and January 23, 2023 (the “Form 8-Ks”) to disclose the Recent Events and the current number of outstanding shares of common stock, and is providing them as part of this supplement. This supplement does not provide all of the information that you should read and consider before voting on all of the proposals that are being presented to stockholders for their vote at the Annual Meeting. Additional information is contained in the Proxy Statement. To the extent that the information in this supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in this supplement shall amend and supersede the information in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for your consideration before voting. Accordingly, we encourage you to read this supplement carefully and in its entirety, together with the Proxy Statement.

Adjournment of Annual Meeting until February 3, 2023

On January 19, 2023 at the Annual Meeting, the Annual Meeting was adjourned with no business being conducted in order to allow additional time for stockholders to vote on the proposals set forth in the Proxy Statement. The adjourned Annual Meeting will reconvene on February 3, 2023 at 1:00 p.m. (Eastern Time) virtually at https://meetnow.global/MRJXJMN. The record date for the determination of stockholders of the Company entitled to vote at the adjourned Annual Meeting remains the close of business on December 6, 2022. Stockholders who have already voted do not need to recast their votes unless they wish to change their vote. Proxies previously submitted in respect of the Annual Meeting will be voted at the adjourned Annual Meeting unless properly revoked, and stockholders who have previously submitted a proxy or otherwise voted need not take any action. During the period of adjournment, the Company will continue to solicit votes from its stockholders with respect to the proposals set forth in the Proxy Statement. No changes have been made in the proposals to be voted on by stockholders at the Annual Meeting. Company encourages all stockholders as of the record date on December 6, 2022 who have not yet voted to do so promptly.

Resignation of Directors and New Appointments

On January 19, 2023, Duncan Moore and Gail Maderis resigned as directors of the Board of Directors (the “Board”), including their positions on the Board committees. In addition, on January 19, 2023, Mr. Soren G. Jensen gave notice that he will resign as a director, to be effective as of February 4, 2023. The resignations by Messrs. Moore and Jensen, and Ms. Maderis were for personal reasons and not due to any disagreement with the Company’s management team or the Company’s Board on any matter relating to the operations, policies or practices of the Company or any issues regarding the Company’s accounting policies or practices. As a result of the resignations by Mr. Moore and Ms. Maderis, on January 19, 2023, the Board of the Company decreased the fixed number of authorized directors on the Board from seven (7) to five (5). In addition, Gerald McLaughlin, a current director, was appointed as chairperson of the Board and as a member of the Nominating and Corporate Governance Committee (“Nominating Committee”). David Roth, a current director, was appointed as a member of and chairperson of the Compensation Committee, and a member of the Nominating Committee and Audit Committee . After giving effect to the resignations and new committee appointments, the Audit Committee, Compensation Committee and the Nominating Committee each currently consists of three members.

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Extension of Letter Agreement with 3i, LP

As previously disclosed on Form 8-K filed with the SEC, in December 2022, the Company and 3i, LP (“3i”), the holder of outstanding shares of Series A Convertible Preferred Stock (“Series A Preferred Stock”) entered into a letter agreement (“Letter Agreement”) which provided that pursuant to Section 8(g) of the Certificate of Designations for the Series A Preferred Stock, the parties agreed that the Conversion Price (as defined in such Certificate of Designations”) was modified to mean the lower of: (i) the Closing Sale Price (as defined in the Certificate of Designations) on the trading date immediately preceding the Conversion Date (as defined in the Certificate of Designations and (ii) the average Closing Sale Price of the common stock for the five trading days immediately preceding the Conversion Date, for the Trading Days (as defined in the Certificate of Designations) through and inclusive of January 19, 2023.  On January 23, 2023, the Company and 3i amended the Letter Agreement to provide that the Conversion Price will remain in effect until terminated by the Company and 3i.

 New Employment Agreements

On January 12, 2023, upon the approval of the Compensation Committee of the Board, the Company entered into a new separate employment agreement with James G. Cullem, our chief executive officer (the “Cullem Employment Agreement”), and Joan Brown, our chief financial officer (the “Brown Employment Agreement” and together with Cullem Employment Agreement, the “New Employment Agreements”) in connection with the additional executive officer positions that they were appointed to in June 2022. The effectiveness of the New Employment Agreements are contingent upon the Company securing a new capital raise of at least seven million dollars by or before February 15, 2023, unless the capital raise requires audited financial statements for the year ending December 31, 2022, then on or before April 30, 2023 (a “New Financing”). In the event the New Financing does not occur, Mr. Cullum’s prior employment contract as Chief Business Officer of the Company and Ms. Brown’s employment contract as director of financial reporting of the Company will continue to remain in full force and effect. In the event the New Financing occurs, subject to the survival of any terms as reflected in the Employment agreement, the prior employment agreements will be superseded by the New Employment Agreements.

Below are the Form 8-Ks which are part of this Supplement.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2023

ALLARITY THERAPEUTICS, INC.

(Exact name of registrant as specified in our charter)

Delaware	001-41160	87-2147982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 School Street, 2nd Floor, Boston, MA	02108
(Address of Principal Executive Offices)	(Zip Code)

(401) 426-4664

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As of January 13, 2023, the Company had 18,367,757 shares of common stock outstanding. Since December 2021, the Company has issued 10,291,933 shares of common stock as a result of exercise of conversions of 6,965 shares of Series A Preferred Stock. As of January 13, 2023, there were 13,035 shares of Series A Preferred Stock issued and outstanding.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allarity Therapeutics, Inc.

	By:	/s/ James G. Cullem
James G. Cullem Chief Executive Officer

Dated: January 17, 2023

2

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2023

ALLARITY THERAPEUTICS, INC.

(Exact name of registrant as specified in our charter)

Delaware	001-41160	87-2147982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 School Street, 2nd Floor, Boston, MA	02108
(Address of Principal Executive Offices)	(Zip Code)

(401) 426-4664

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On January 12, 2023, upon the approval of the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Allarity Therapeutics, Inc. (the “Company”), the Company entered into a new separate employment agreement with James G. Cullem, our chief executive officer (the “Cullem Employment Agreement”), and Joan Brown, our chief financial officer (the “Brown Employment Agreement” and together with Cullem Employment Agreement, the “New Employment Agreements”) in connection with the additional executive officer positions that they were appointed to in June 2022.

The effectiveness of the New Employment Agreements are contingent upon the Company securing a new capital raise of at least seven million dollars by or before February 15, 2023, unless the capital raise requires audited financial statements for the year ending December 31, 2022, then on or before April 30,2023 (a “New Financing”). In the event the New Financing does not occur, Mr. Cullum’s prior employment contract as Chief Business Officer of the Company and Ms. Brown’s employment contract as director of financial reporting of the Company will continue to remain in full force and effect. In the event the New Financing occurs, subject to the survival of any terms as reflected in the Employment agreement, the prior employment agreements will be superseded by the New Employment Agreements.

Under their respective New Employment Agreements, Mr. Cullem and Ms. Brown will, among other things, be (i) entitled to participate in all of the Company’s employee benefit plans and programs as generally maintained and made available to its executive officers by the Company; (ii) eligible for grants of equity compensation as determined at the sole discretion of the Compensation Committee; (iii) entitled to certain severance and change of control benefits contingent upon such employee’s agreement to a general release of claims in favor of the Company following termination of employment; and (iv) entitled to reimbursement of expenses in the course and scope of authorized Company business. In addition, each respective employment agreement includes customary confidentiality and assignment of intellectual property obligations.

Cullem Employment Agreement

The Cullem Employment Agreement provides for an annual base salary of $425,000.00 (as of January 1, 2023), which, upon agreement by Mr. Cullem and the Board, Mr. Cullem may elect to receive up to thirty thousand dollars ($30,000.00) of such base salary in restricted stock grants in the Company. Any such restricted stock grants will be made quarterly, at the start of each calendar quarter, at the stock fair market value (“FMV”) on the 1st day of each calendar quarter. In addition, commencing with the calendar year 2023, Mr. Cullem will be eligible to receive an annual bonus representing up to 50% of Mr. Cullem’s base salary based on the achievement of individual and corporate performance targets, metrics and/or management-by-objectives to be determined and approved by the Company. The Board has the discretion to pay such annual bonus in restricted stock grants in lieu of cash, depending on the financial circumstances of the Company, at the FMV on the date of grant no later than March 1st of the grant year.

In addition, subject to and concurrently with the closing of a New Financing, the Company agreed to grant Mr. Cullem the following stock options, which will have an exercise price equal to the FMV of the Company’s shares on the grant date and a term of ten (10) years, and be subject to the vesting schedule provided below:

●	Stock options in the amount of three and one-half percent (3.5%) of the Company’s issued and outstanding shares of common stock immediately after such closing; provided, however, that such amount will not exceed fifty percent (50%) of the options available to be granted under the Company’s 2021 Equity Incentive Plan (the “Grant Limitation”). In addition, such grant will be subject to any shareholder approval required by law, regulation or applicable listing rule (the “Requisite Approval”), and will vest ratably over a forty-eight (48) month period commencing July 1, 2022.

●	Stock options for an additional two percent (2.0%) of the Company’s issued and outstanding shares of common stock immediately after the closing of such New Financing; provided however, that such grant will not exceed the Grant Limitation and such grant will be subject to any Requisite Approval. Such option grant will provide for one hundred percent (100%) vesting upon the completion of a Phase 2 clinical trial involving the Company’s drug candidates, Stenoparib or Dovitinib, in combination with another drug or therapeutic candidate in ovarian cancer, renal cell carcinoma, or other indication or therapy determined by the Company’s Board.

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In the event the stock options exceed the Grant Limitation, the Company agreed to seek shareholder approval at its next annual meeting to increase the number of options available under the Company’s 2021 Equity Incentive Plan in order to have sufficient options to cover the grants. In consideration of the grant of new options described above, upon grant of such options, all prior vested and unvested options previously granted to Mr. Cullem (under any prior employment agreement with the Company) will be deemed waived and forfeited by Mr. Cullem and null and void. In the event new stock options are not granted to Mr. Cullem under the Cullem Employment Agreement, all options (vested and unvested) previously granted under prior employment agreements with Company will remain in full force and effect.

The Cullem Employment Agreement can be terminated, in writing with thirty (30) days’ prior written notice, by the Company for or without Cause (as such term is defined in the Cullem Employment Agreement) and Mr. Cullem can resign with or without Good Reason (as such term is defined in the Cullem Employment Agreement). If Mr. Cullem is terminated without Cause or resigns with Good Reason, or is terminated by the Company as a result of a Change-of-Control (as such term in defined in the Cullem Employment Agreement), the Company agreed to provide Mr. Cullem with severance pay in an amount equal to twelve (12) months’ pay at Mr. Cullem’s final base salary rate, payable in the form of salary continuation. Such severance payments are conditioned upon Mr. Cullem’s execution and non-revocation of a general release of claims.

Brown Employment Agreement

The Brown Employment Agreement provides for an annual base salary of $250,000.00 (as of January 1, 2023). In addition, commencing with calendar year 2023, Mr. Brown will be eligible to receive an annual bonus representing up to 40% of Mr. Brown’s base salary based on the achievement of individual and corporate performance targets, metrics and/or management-by-objectives to be determined and approved by the Company. The Board has the discretion to pay such annual bonus in restricted stock grants in lieu of cash, depending on the financial circumstances of the Company, at the stock FMV on the date of grant no later than March 1st of the grant year.

In addition, concurrently with the closing of a New Financing, the Company agreed to grant Ms. Brown stock options in the amount of three quarters of one percent (0.75%) of the Company’s issued and outstanding shares of common stock immediately after the closing, which grant will be subject to any Requisite Approval and granted pursuant to the 2021 Equity Incentive Plan. The exercise price will be the FMV of Company’s shares on the date of grant. The stock options will vest ratably over a forty-eight (48) month period commencing July 1, 2022, and have a term of ten (10) years.

The Brown Employment Agreement can be terminated, in writing with thirty (30) days’ prior written notice, by the Company for or without Cause (as such term is defined in the Brown Employment Agreement) and Ms. Brown can resign with or without Good Reason (as such term is defined in the Brown Employment Agreement). If Ms. Brown is terminated without Cause or resigns with Good Reason or is terminated by the Company as a result of Change-of-Control (as defined in the Brown Employment Agreement), the Company agreed to provide Ms. Brown with severance pay in an amount equal to five (5) months’ pay at Ms. Brown’s final base salary rate, payable in the form of salary continuation. Such severance payments are conditioned upon Ms. Brown’s execution and non-revocation of a general release of claims.

The information contained in this Item 1.01 regarding the Cullem Employment Agreement and Brown Employment Agreement are qualified in its entirety by a copy of such agreement attached to this Current Report on Form 8-K as Exhibit 10.1 and 10.2 respectively and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

The information contained in Item 1.01 of this Current Report on Form 8-K regarding the compensation and material terms of the Cullem Employment Agreement and the Brown Employment Agreement are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Exhibit Description
10.1	Employment Agreement with James G. Cullem dated January 12, 2023
10.2	Employment Agreement with Joan Brown dated January 12, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allarity Therapeutics, Inc.

	By:	/s/ James G. Cullem
James G. Cullem Chief Executive Officer

Dated: January 19, 2023

3

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2023

ALLARITY THERAPEUTICS, INC.

(Exact name of registrant as specified in our charter)

Delaware	001-41160	87-2147982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 School Street, 2nd Floor, Boston, MA	02108
(Address of Principal Executive Offices)	(Zip Code)

(401) 426-4664

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On January 19, 2023, Mr. Duncan Moore and Ms. Gail Maderis resigned as directors of Allarity Therapeutics, Inc. (“the Company”), including their positions on each Board of Directors (the “Board”) committee on which they serve. In addition, on January 19, 2023, Mr. Soren G. Jensen gave notice that he will resign as a director, to be effective as of February 4, 2023. The resignations by Messrs. Moore and Jensen, and Ms. Maderis are for personal reasons and not due to any disagreement with the Company’s management team or the Company’s Board on any matter relating to the operations, policies or practices of the Company or any issues regarding the Company’s accounting policies or practices.

As a result of the resignations by Mr. Moore and Ms. Maderis, on January 19, 2023, the Board of the Company decreased the fixed number of authorized directors on the Board from seven (7) to five (5).

Item 5.07. Submission of Matters to A Vote of Security Holders.

The information disclosed in Item 8.01 below is incorporated herein by reference.

Item 8.01. Other Events

On January 19, 2023, the 2023 Annual Meeting of Stockholders of Allarity Therapeutics, Inc. (“Annual Meeting”) was adjourned with no business being conducted in order to allow additional time for stockholders to vote on the proposals set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on December 6, 2022 (the “Proxy Statement”).

The adjourned Annual Meeting will reconvene on February 3, 2023 at 1:00 p.m. (Eastern Time) virtually at https://meetnow.global/MRJXJMN. The record date for the determination of stockholders of the Company entitled to vote at the adjourned Annual Meeting remains the close of business on December 6, 2022.

Stockholders who have already voted do not need to recast their votes unless they wish to change their vote. Proxies previously submitted in respect of the Annual Meeting will be voted at the adjourned Annual Meeting unless properly revoked, and stockholders who have previously submitted a proxy or otherwise voted need not take any action. During the period of adjournment, the Company will continue to solicit votes from its stockholders with respect to the proposals set forth in the Proxy Statement. No changes have been made in the proposals to be voted on by stockholders at the Annual Meeting. Company encourages all stockholders as of the record date on December 6, 2022 who have not yet voted to do so promptly.

The Company’s Proxy Statement, Definitive Additional Materials and any other materials filed by the Company with the SEC can be obtained free of charge at the SEC’s website at www.sec.gov.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Exhibit Description
99.1	Press Release dated January 20, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allarity Therapeutics, Inc.

	By:	/s/ James G. Cullem
James G. Cullem Chief Executive Officer

Dated: January 20, 2023

2

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2023

ALLARITY THERAPEUTICS, INC.

(Exact name of registrant as specified in our charter)

Delaware	001-41160	87-2147982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 School Street, 2nd Floor Boston, MA	02108
(Address of Principal Executive Offices)	(Zip Code)

(401) 426-4664

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed on Form 8-K filed with the Commission on December 12, 2022, on December 9, 2022, the Company and 3i, LP (“3i”), the holder of outstanding shares of Series A Convertible Preferred Stock (“Series A Preferred Stock”) entered into a letter agreement (“Letter Agreement”) which provided that pursuant to Section 8(g) of the Certificate of Designations for the Series A Preferred Stock, the parties agreed that the Conversion Price (as defined in such Certificate of Designations”) was modified to mean the lower of: (i) the Closing Sale Price (as defined in the Certificate of Designations) on the trading date immediately preceding the Conversion Date (as defined in the Certificate of Designations and (ii) the average Closing Sale Price of the common stock for the five trading days immediately preceding the Conversion Date, for the Trading Days (as defined in the Certificate of Designations) through and inclusive of January 19, 2023.

On January 23, 2023, the Company and 3i amended the Letter Agreement to provide the term Conversion Price will be in effect until terminated by the Company and 3i.

The shares of Series A Preferred Stock was acquired by 3i pursuant to the terms that certain Securities Purchase Agreement dated as of May 20, 2021 and the other related transaction documents by and between the Company and 3i. In addition to the material relationship with 3i relating to the Series A Preferred Stock, as previously disclosed, 3i is also a holder of a secured promissory note issued by the Company pursuant to a Secured Note Purchase Agreement and a Security Agreement by and between the Company and 3i, each of which is dated as of November 22, 2022.

Item 3.03. Material Modification to Rights of Security Holders.

As previously disclosed in Item 1.01, the Company’s Board of Directors and 3i approved an amendment to the Letter Agreement dated December 9, 2022, to provide that the term Conversion Price as defined in the Letter Agreement will continue to be utilized until terminated by the Company and 3i.

Item 7.01 Regulation FD Disclosure

The Company is announcing its proposed annual budget for the calendar year. For the year ending December 31, 2023, the Company anticipates that its annual budget will consist of (1) milestone payments pursuant to license agreements and, to a lesser extent, patents of approximately $4,924,000; (2) development costs, including clinical trial costs, of approximately $10,496,000; and (3) general and operating expenses of approximately $6,262,000. The Company’s proposed budget represents its projected total annual expenditures for the 2023 calendar year, and actual expenses and payments will differ from month to month due to the timing of development costs and contractual milestone payments. The Company intends to finance its budget through the raising of capital; no assurance can be given that the Company will be able to raise a sufficient amount of capital to finance its budget for 2023.

This discussion contains forward-looking statements based upon our current expectations that involve risks and uncertainties. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors. Reference is made to the “Risk Factors” section contained in our Form 10-K for the year ended December 31, 2022 and other periodic reports that we file with the Commission.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By furnishing this information on this Current Report on Form 8-K, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allarity Therapeutics, Inc.

	By:	/s/ James G. Cullem
James G. Cullem
Chief Executive Officer

Dated: January 23, 2023

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